THE GABELLI EQUITY INCOME FUND

                                  ANNUAL REPORT
                              SEPTEMBER 30, 2001(A)

                          [GRAPHIC OF 5 STARS OMITTED.]

    MORNINGSTAR RATED(TM) GABELLI EQUITY INCOME FUND 5 STARS OVERALL AND FOR
      THE FIVE-YEAR PERIOD ENDED 09/30/01 AMONG 2904 DOMESTIC EQUITY FUNDS.
       THE FUND WAS RATED 4 STARS FOR THE THREE-YEAR PERIOD ENDED 09/30/01
                        AMONG 4633 DOMESTIC EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      The tragic events of September 11 intensified what has already been a prolonged and deep bear market. As has been the case since this bear market began eighteen months ago, higher yielding stocks retreated, but held up substantially better than most other equities categories. This is not an accident. Dividends generally put a floor under stock prices even in distressed markets, as clearly evidenced by The Gabelli Equity Income Fund ("The Fund") superior performance relative to its Standard & Poor's ("S&P") 500 Index benchmark.

INVESTMENT PERFORMANCE

      For the quarter ended September 30, 2001, the Fund's total return fell 7.49% after adjusting for the $0.06 per share dividend paid on September 26, 2001. The S&P 500 Index, the Nasdaq Composite Index, and the Lipper Equity Income Fund Average fell 14.67%, 30.64%, and 10.10%, respectively, over the same period. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund fell 0.43% over the trailing twelve-month period. The S&P 500 Index, the Nasdaq Composite Index, and the Lipper Equity Income Fund Average declined 26.61%, 59.19%, and 9.25%, respectively, over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Fund's total return averaged 8.95% annually. The S&P 500 Index and the Lipper Equity Income Fund Average had an average annual return of 2.03% and 3.68%, respectively, while the Nasdaq Composite Index had an average annual decline of 4.00%, over the same three-year period. For the five-year period ended September 30, 2001, the Fund's total return averaged 12.28% annually versus average annual total returns of 10.23%, 4.08%, and 8.12% for the S&P 500 Index, the Nasdaq Composite Index, and the Lipper Equity Income Fund Average,

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein:
(1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [C]2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 9/30/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                               Calendar Quarter

                                                  -------------------------------------------
                                                    1ST         2ND         3RD         4TH          YEAR
                                                    ---         ---         ---         ---          ----
  2001:   Net Asset Value ......................  $14.50      $15.07      $13.88         --            --
          Total Return .........................   (2.3)%       4.4%       (7.5)%        --            --
-------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ......................  $15.86      $15.86      $16.35      $14.91        $14.91
          Total Return .........................    0.8%        0.8%        3.8%        5.6%         11.3%
-------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ......................  $16.39      $18.26      $17.58      $15.80        $15.80
          Total Return .........................   (1.5)%      11.7%       (3.4)%       2.8%          9.3%
-------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ......................  $17.70      $17.72      $15.97      $16.70        $16.70
          Total Return .........................   10.1%        0.5%       (9.7)%      12.7%         12.6%
-------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ......................  $14.27      $16.03      $17.39      $16.12        $16.12
          Total Return .........................    1.2%       12.7%        8.8%        3.0%         27.9%
-------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ......................  $13.47      $13.54      $13.81      $14.16        $14.16
          Total Return .........................    5.5%        1.0%        2.5%        8.0%         17.9%
-------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ......................  $11.56      $11.99      $12.65      $12.84        $12.84
          Total Return .........................    8.5%        4.3%        6.1%        6.9%         28.3%
-------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ......................  $11.26      $11.08      $11.54      $10.72        $10.72
          Total Return .........................   (2.2)%      (0.8)%       4.9%       (0.7)%         1.1%
-------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ......................  $11.35      $11.72      $12.15      $11.57        $11.57
          Total Return .........................    7.4%        3.8%        4.2%        1.5%         17.9%
-------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ......................  $10.19      $10.36      $10.40      $10.64        $10.64
          Total Return .........................    2.4%(b)     2.3%        1.1%        3.7%          9.8%(b)
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 2001 (A)
                 -----------------------------------------------
            1 Year .......................................... (0.43)%
            5 Year ..........................................  12.28%
            Life of Fund (b) ................................  12.91%
--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.
--------------------------------------------------------------------------------

respectively. Since inception on January 2, 1992 through September 30, 2001, the Fund had a cumulative total return of 226.97%, which equates to an average annual total return of 12.91%.

COMMENTARY

THE "PEACE DIVIDEND" IS SUSPENDED

      The last decade of the 20th Century will be remembered as a period of unprecedented peace and prosperity in America. Symbolized by the fall of the Berlin Wall, the Cold War had come to an end. America was now the only true superpower (militarily and economically) in the world. We were collecting the "peace dividend" -- defined by some as the redeployment of capital from defense to other industries, but by us as a feeling of safety and well-being that had a very favorable effect on the economy and financial markets.

[PYRAMID GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF PYRAMID TEXT AS FOLLOWS:
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

[CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

  COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI EQUITY
    INCOME FUND, THE LIPPER EQUITY INCOME FUND AVERAGE AND THE S&P 500 INDEX


        Gabelli Equity    Lipper Equity     S&P 500 Index
        Income Fund       Income Fund
                           Average
1/2/92   $10,000            $10,000            $10,000
9/30/92  $10,580            $10,530            $10,250
9/30/93  $12,750            $12,415            $11,583
9/30/94  $13,171            $12,688            $12,011
9/30/95  $15,700            $15,226            $15,590
9/30/96  $18,320            $17,783            $18,755
9/30/97  $24,549            $23,865            $26,332
9/30/98  $25,285            $23,889            $28,728
9/30/99  $30,296            $26,825            $36,712
9/30/00  $32,844            $29,027            $41,584
9/30/01  $32,703            $26,342            $30,518


*     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

      One of the unfortunate results of the "peace dividend" was that by the end of this decade, equities valuations had risen to economically unjustifiable levels, leaving no margin of safety in the market. Then in first quarter 2000, sky-high valuations, especially in the technology sector, sparked the beginning of a bear market that intensified when the economy abruptly stalled in the second half of the year. Plagued by widespread earnings disappointments and uncertainty over the timing of an economic recovery, the stock market continued to trend lower through the first eight months of 2001. Then the "peace dividend" was suspended with the horrifying terrorist attacks on America. Consumer and investor confidence was shattered and stock market indices fell to levels that few would have believed possible a year ago.

      What will it take to restore American confidence and help the equities market recover? I don't think we can count on a quick and decisive end to the war on terrorism. However, progress on this front and the beefing up of national security, will ease American's fears. More importantly, the Federal Reserve and a unified Congress will do everything in their power to put the economy back on its feet. Liquidity, low interest rates, and fiscal stimulus are powerful tools that we believe will craft an economic and corporate profit recovery in 2002. Profit gains should be sizeable, driven by:

     o economic recovery, spurred by monetary and fiscal policy already in place

     o lower oil prices

     o the absence of sizeable inventory corrections




             DIVIDEND HISTORY
--------------------------------------------
                        RATE    REINVESTMENT
   PAYMENT (EX) DATE  PER SHARE     PRICE
--------------------  ---------     -----
   September 26, 2001   $0.06      $13.45
   June 27, 2001        $0.06      $14.92
   March 28, 2001       $0.06      $14.32
--------------------------------------------
   December 20, 2000    $2.26      $14.27
   September 28, 2000   $0.12      $16.38
   June 28, 2000        $0.12      $16.02
   March 29, 2000       $0.06      $15.75
--------------------------------------------
   December 20, 1999    $2.21      $15.30
   September 27, 1999   $0.06      $17.39
   June 28, 1999        $0.05      $17.98
   March 29, 1999       $0.06      $16.67
--------------------------------------------
   December 21, 1998    $1.27      $16.36
   September 28, 1998   $0.04      $16.20
   June 26, 1998        $0.06      $17.65
   March 27, 1998       $0.05      $17.70
--------------------------------------------
   December 29, 1997    $1.78      $15.94
   September 30, 1997   $0.05      $17.39
   June 30, 1997        $0.05      $16.03
   March 31, 1997       $0.06      $14.27
--------------------------------------------
   December 27, 1996    $0.76      $14.28
   September 30, 1996   $0.07      $13.81
   June 28, 1996        $0.06      $13.54
   March 31, 1996       $0.07      $13.47
--------------------------------------------
   December 29, 1995    $0.68      $12.84
   September 29,1995    $0.07      $12.65
   June 30, 1995        $0.07      $11.99
   March 31, 1995       $0.07      $11.56
--------------------------------------------
   December 30, 1994    $0.74      $10.72
   September 30, 1994   $0.08      $11.54
   June 30, 1994        $0.09      $11.08
   March 31, 1994       $0.06      $11.26
--------------------------------------------
   December 31, 1993    $0.76      $11.57
   September 30, 1993   $0.06      $12.15
   June 30, 1993        $0.06      $11.72
   March 31, 1993       $0.08      $11.35
--------------------------------------------
   December 31, 1992    $0.15      $10.64
   September 30, 1992   $0.07      $10.40
   June 30, 1992        $0.06      $10.36
   March 31, 1992       $0.05      $10.19

      o aggressive cost cutting

      o fiscal booster shots in the form of tax initiatives

      When will the stock market begin anticipating this recovery? That is a more difficult question to answer. We note that fear is a necessary ingredient in the making of bear market bottoms. The fear that inspired the market's steep decline when it reopened following the attacks gives us some confidence the market will find a bottom, arguably sooner than it might have under more normal circumstances. Stocks rallied strongly in the last week of September. By the time you read this letter, we will know if the market has held these gains or retested the lows made in the week following the terrorist attacks. As we prepare this letter, we know that a margin of safety has returned to the market, providing a solid fundamental base for it to build upon.

INVESTMENT SCORECARD

      Understandably, investments in defense companies performed particularly well this quarter, with Northrop, Raytheon, Lockheed Martin, and Newport News Shipbuilding all finishing at the top of our performance list. Leading telecommunications services companies, most notably SBC Communications, Sprint and BellSouth, produced respectable returns. Other standouts include tax preparer H&R Block and branded consumer products giant Proctor & Gamble.

      Advertising-supported media companies, including multimedia powerhouses Disney, Viacom and Fox Entertainment, declined substantially as the outlook for increased advertising spending dimmed. Boeing was a collateral casualty of the financial peril of the airlines resulting from the terrorist attacks. Auto-makers Ford and General Motors were also hit hard, with investors anticipating a significant decline in spending in the consumer durable sectors.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AT&T CORP. (T - $19.30 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local and wireless communications services, cable television and Internet communications services. Recently, the company announced that it would split into four separate companies. As part of the restructuring, AT&T has recently converted AT&T Wireless from a tracking stock to an asset based stock and spun it off to AT&T shareholders. AT&T Broadband, which includes cable, will have an initial public offering ("IPO") for a tracking stock, and within 12 months of the IPO the tracking stock is expected to be converted to an asset-based stock. AT&T Consumer will become a new consumer tracking stock that will mirror the performance of the companies' residential long distance and WorldNet Internet access business. AT&T's principal unit would be AT&T Business, and shareholders would ultimately own all four. Recently, Comcast Corp. (CCZ - $55.40 - NYSE) submitted an unsolicited bid to acquire cable assets of AT&T for $58 billion in Comcast stock and assumed debt. AT&T management is reviewing this bid.

BELLSOUTH CORP. (BLS - $41.55 - NYSE) is the incumbent local exchange carrier serving most of the southeastern U.S. The stock has been held back by investor concern that BellSouth is contemplating a significant domestic acquisition, which we doubt, and by valuation issues in relation to the company's lowered earnings per share ("EPS") growth expectations. The lower earnings guidance was in part due to nonrecurring factors, and also due to the acceleration of the company's digital subscriber line rollout, which will inflate expenses in the near term. BellSouth's management has shown its aversion to dilution over many years, which gives us some comfort about the company's acquisition plans. At 16 times consensus 2002 EPS estimates, BellSouth is statistically the cheapest of the three regional Bells.

CH ENERGY GROUP INC. (CHG - $40.60 - NYSE) is the last small New York State electric utility left, now that Orange & Rockland and RGS Energy have gone on to utility heaven, which we define as selling out to bigger companies at a rich premium. CH Energy serves the territory directly north of New York City, an area long dominated by IBM. The buyer would almost have to be Energy East, Consolidated Edison, National Grid or Keyspan. The best fit clearly is with Energy East. The buyer could rationalize outside plant operations, eliminate all of the corporate, finance, regulatory and public company overhead, and save a lot of money for the benefit of both shareholders and customers. When the deal happens is hard to say. Energy East has a depressed stock price due to arbitrage pressures, Con Ed is licking its wounds from the Northeast Utilities fiasco and has its hands full and then some since September 11, and the Grid is tied down with Niagara Mohawk until 2002. We think it would happen in more than a year but less than three. Our estimate of the company's private market value ("PMV") is $63, which represents a premium of around 50%.

CINERGY CORP. (CIN - $30.87 - NYSE) serves more than 1.4 million electric customers and 478,000 gas customers in Indiana, Ohio and Kentucky. The company owns or operates 21,000 megawatts ("MW's") of generation strategically located in the most active trading "hub" in the U.S. The opportunity to create earnings growth through an Energy Merchant business may be significant, as Cinergy's electricity and gas trading volumes and profits doubled from the previous year.

GALLAHER GROUP PLC (GLH - $26.70 - NYSE) is a leading regional manufacturer of tobacco products. The company, which had sales of [POUND STERLING]4.45 billion in 2000, is the market leader in the United Kingdom and the Republic of Ireland. Gallaher also has operations in Western Europe, the former Soviet Union and the Pacific Rim. GLH's brands include Benson & Hedges and Silk Cut in the U.K. and Sovereign in the former Soviet Union. The company's ordinary shares trade on the London Stock Exchange and the ADRs, each of which represent four ordinary shares, trade on the New York Stock Exchange. In August of 2000, Gallaher purchased Liggett-Ducat, the leading cigarette manufacturer and distributor in Russia, for $390 million. Gallaher announced in June that it has agreed to purchase Austrian Republic's 41.13% of Austria Tabak for 85 Euros per share, which will trigger a cash offer for the remaining 58.87%. The company as of October 18, 2001 owns 99.1% of the total issued share capital.

GUCCI GROUP NV (GUC - $81.78 - NYSE), Pinault Printemps (PPR - $109.95 - Paris Stock Exchange) and LVMH Moet Hennessy Louis Vuitton (LVMHY - $6.4975 - Nasdaq) have signed a three-step agreement under which PPR will take control of Gucci. In the first step, PPR, which currently owns 42% of Gucci, will acquire 8.6 million Gucci shares from LVMH at $94 per share. Closing is expected by October 22, 2001. Subject to closing, Gucci will pay a special dividend of $7 per share to all shareholders except PPR on or before December 15, 2001. The final step will enable Gucci public shareholders to "put" (sell) their shares to PPR at $101.50 per share in March 2004. At the current price, the yield to the put date for Gucci shareholders, including the special dividend, is approximately 15% annualized.

HELLER FINANCIAL INC. (HF - $52.77 - NYSE) is a lender to small and mid-sized businesses, and has agreed to be bought by GE Capital for $5.3 billion in cash. GE Capital will launch a tender offer under which HF holders will receive $53.75 per share. Subject to customary regulatory approvals, the tender should close on October 24, 2001. The Fuji Bank, which owns 52% of the fully diluted shares of HF, has agreed to tender its shares into the offer. The offer price values HF at 15.4 times 2002 Earnings Per Share ("EPS"), a premium to the 14 times 2002 EPS that Tyco International paid to acquire HF rival CIT Group Inc.

NIAGARA MOHAWK HOLDINGS (NMK - $16.97 - NYSE) agreed to be acquired by the National Grid of the U.K. in August 2000 for $19 per share in cash and stock. The acquisition is expected to close by the end of 2001, although the Grid is pushing hard to move up the closing date. The New York regulators remain the major hurdle to be cleared. The company's revenue growth prospects are minimal, but its operations are inefficient and its cost structure is bloated. The Grid expects to be able to reduce Niagara Mohawk's cost base by 10% or $90 million. Assuming that the Grid attains its cost reduction targets, which we think are readily attainable, the acquisition will be accretive to the Grid's EPS in the first year.

PHILIP MORRIS COMPANIES INC. (MO - $48.29 - NYSE) is the world's largest consumer packaged goods manufacturer with leading positions in tobacco, food (Kraft Foods) and beer (Miller). On December 11, 2000, Philip Morris completed the acquisition of Nabisco Holdings Corporation for $19.2 billion including assumed debt. The combination of Kraft Foods and Nabisco creates the most profitable food company in North America and a global leader in cheese products, biscuits, coffee and confectionery. Kraft Foods Inc. 16.1% initial public offering was priced on June 12, 2001 at $31.00. The net proceeds were used to repay a portion of the long-term notes payable to Philip Morris.

RALSTON PURINA CO. (RAL - $32.80 - NYSE), based in St. Louis, MO, completed the tax-free spin-off of Energizer Holdings, Inc. on April 1, 2000. Ralston Purina now operates in a single business segment, pet products, and is the world's largest manufacturer of dry pet food. The company is also a leading manufacturer of cat litter products in North America. Ralston's brands include DOG CHOW, CAT CHOW, MEOW MIX, PRO PLAN, and TIDY CATS. In January, Nestle S.A. announced a definitive merger agreement with Ralston to acquire all shares for $33.50 per share in cash.

TEXACO INC. (TX - $65.00 - NYSE) is a major international integrated oil company that operates in more than 150 countries. Texaco and its affiliates explore for, find and produce oil and natural gas; manufacture and market high-quality fuels and lubricant products; operate trading, transportation and distribution facilities; and produce alternative forms of energy for power, manufacturing and chemicals. The Texaco "star" is one of the most widely recognized brands on earth. The company is well positioned to meet the world's growing demand for energy.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                            WHO                WHEN
                            ---                ----
      Special Chats:        Mario J. Gabelli   First Monday of each month
                            Howard Ward        First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                            NOVEMBER           DECEMBER           JANUARY
                            --------           --------           -------
      1st Wednesday         Lynda Calkin       Caesar Bryan       Walter Walsh
      2nd Wednesday         Walter Walsh       Ivan Arteaga       Lynda Calkin
      3rd Wednesday         Laura Linehan      Tim O'Brien        Tim O'Brien
      4th Wednesday         Barbara Marcin     Barbara Marcin     Caesar Bryan
      5th Wednesday                                               Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      There is no question that the economic consequences of the current crisis will negatively impact the short-term fundamentals of most industry groups in the equities markets. This will be disconcerting for short-term oriented investors focusing on the next several quarters' earnings. It does not rattle long-term investors like us, who appraise stocks based on long-term business prospects and values.

      We are pleased the Fund held up relatively well in this crisis. Superior down market performance is a trademark of income oriented investing. The "peace dividend" may have been suspended and equities valuations may never return to the lofty levels seen at the beginning of the new millennium. But, we have great faith in the resolve of the American people, its elected leaders, and the resilience of the entrepreneurial capitalism that has made this nation great. The American economy and stock market will survive and prosper, as will disciplined long-term investors.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.

                                                    Sincerely,
                                                    /S/ MARIO J. GABELLI, CFA
                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer

October 23, 2001

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                                       MARKET
  SHARES                                              COST             VALUE
  ------                                              ----             ------
              COMMON STOCKS -- 86.2%
              AEROSPACE -- 1.8%
     15,000   Boeing Co. ........................ $    575,793     $    502,500
      5,000   Lockheed Martin Corp. .............      104,386          218,750
      9,000   Northrop Grumman Corp. ............      560,587          909,000
     13,500   Raytheon Co. ......................      370,410          469,125
      2,000   Rockwell Collins Inc. .............       15,844           28,400
      2,000   Rockwell International Corp. ......       25,686           29,360
                                                  ------------     ------------
                                                     1,652,706        2,157,135
                                                  ------------     ------------
              AUTOMOTIVE -- 0.4%
      4,500   Ford Motor Co. ....................       67,417           78,075
     10,000   General Motors Corp. ..............      333,806          429,000
                                                  ------------     ------------
                                                       401,223          507,075
                                                  ------------     ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.4%
      5,000   ArvinMeritor Inc. .................      106,485           71,450
     53,000   Dana Corp. ........................      935,701          826,800
     20,000   Ethyl Corp.+ ......................       64,487           17,400
     25,000   GenCorp Inc. ......................      228,209          283,500
     37,000   Genuine Parts Co. .................      859,646        1,178,820
      2,500   Johnson Controls Inc. .............      127,000          163,100
     15,600   Modine Manufacturing Co. ..........      455,934          383,448
      4,000   Tenneco Automotive Inc. ...........       37,073            8,400
                                                  ------------     ------------
                                                     2,814,535        2,932,918
                                                  ------------     ------------
              AVIATION: PARTS AND SERVICES -- 1.4%
     25,000   Barnes Group Inc. .................      449,017          532,500
     16,000   Curtiss-Wright Corp. ..............      233,575          745,600
      9,000   United Technologies Corp. .........      291,667          418,500
                                                  ------------     ------------
                                                       974,259        1,696,600
                                                  ------------     ------------
              BROADCASTING -- 0.0%
     15,000   Granite Broadcasting Corp.+ .......      100,754           21,000
                                                  ------------     ------------
              BUILDING AND CONSTRUCTION -- 1.1%
     20,000   Newport News
               Shipbuilding Inc. ................    1,297,189        1,344,000
                                                  ------------     ------------
              BUSINESS SERVICES -- 0.6%
      6,000   Donnelley (R.H.) Corp.+ ...........       68,850          156,720
        500   Imation Corp.+ ....................        7,150           10,450
      1,500   Landauer Inc. .....................       25,747           50,925
     25,800   New England Business
               Service Inc. .....................      453,265          447,630
        100   SYNAVANT Inc.+ ....................          564              300
                                                  ------------     ------------
                                                       555,576          666,025
                                                  ------------     ------------
              COMMUNICATIONS EQUIPMENT -- 0.4%
     20,000   Corning Inc. ......................      213,900          176,400
     20,000   Motorola Inc. .....................      375,420          312,000
                                                  ------------     ------------
                                                       589,320          488,400
                                                  ------------     ------------

                                                                       MARKET
  SHARES                                              COST             VALUE
  ------                                              ----             ------
              COMPUTER HARDWARE -- 0.1%
        300   International Business
               Machines Corp. ................... $      3,810     $     27,690
     13,000   Xerox Corp. .......................      126,343          100,750
                                                  ------------     ------------
                                                       130,153          128,440
                                                  ------------     ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.3%
     30,000   EMC Corp.+ ........................      642,016          352,500
                                                  ------------     ------------
              CONSUMER PRODUCTS -- 8.6%
      4,000   Clorox Co. ........................      143,200          148,000
     34,000   Eastman Kodak Co. .................    1,397,870        1,106,020
     20,000   Energizer Holdings Inc.+ ..........      395,339          332,400
     75,000   Gallaher Group plc, ADR ...........    1,614,558        2,002,500
     30,000   Gillette Co. ......................      874,125          894,000
     22,000   Maytag Corp. ......................      678,165          542,080
     27,000   National Presto Industries Inc. ...    1,048,569          726,300
     35,000   Philip Morris Companies Inc. ......    1,402,437        1,690,150
     13,000   Procter & Gamble Co. ..............      891,548          946,270
     60,000   Ralston Purina Group ..............    1,839,039        1,968,000
      5,000   Rothmans Inc. .....................       77,040           85,680
                                                  ------------     ------------
                                                    10,361,890       10,441,400
                                                  ------------     ------------
              CONSUMER SERVICES -- 0.3%
     22,000   Rollins Inc. ......................      415,069          342,100
                                                  ------------     ------------
              DIVERSIFIED INDUSTRIAL -- 2.1%
     15,000   Cooper Industries Inc. ............      610,994          622,050
     25,000   GATX Corp. ........................      788,775          841,000
      1,000   General Electric Co. ..............        7,827           37,200
        600   Harbor Global Co. Ltd.+ ...........        2,437            5,580
      2,000   Honeywell Inc. ....................       57,954           52,800
      2,500   Minnesota Mining &
               Manufacturing Co. ................      213,645          246,000
     12,000   National Service
               Industries Inc. ..................      243,325          247,800
      5,000   Sensient Technologies Corp. .......       91,169           93,150
     18,000   Thomas Industries Inc. ............      141,892          387,900
      3,000   Trinity Industries Inc. ...........       64,670           64,950
                                                  ------------     ------------
                                                     2,222,688        2,598,430
                                                  ------------     ------------
              ELECTRONICS -- 0.6%
      3,000   Texas Instruments Inc. ............       71,850           74,940
     35,000   Thomas & Betts Corp. ..............      628,760          611,800
                                                  ------------     ------------
                                                       700,610          686,740
                                                  ------------     ------------
              ENERGY AND UTILITIES: ELECTRIC -- 6.3%
      5,500   American Electric
               Power Company Inc. ...............      235,729          237,765
     75,000   Cinergy Corp. .....................    2,288,970        2,315,250
     35,000   Conectiv Inc. .....................      655,551          822,500
     13,000   DTE Energy Co. ....................      580,060          559,650
    100,000   El Paso Electric Co.+ .............      790,289        1,315,000


                See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                                       MARKET
  SHARES                                              COST             VALUE
  ------                                              ----             ------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: ELECTRIC (CONTINUED)
      5,000   FPL Group Inc. .................... $    248,028     $    267,750
     95,000   Niagara Mohawk
               Holdings Inc.+ ...................    1,010,837        1,612,150
     20,000   Northeast Utilities ...............      369,283          374,600
      4,000   UIL Holdings Corp. ................      190,237          190,760
                                                  ------------     ------------
                                                     6,368,984        7,695,425
                                                  ------------     ------------
              ENERGY AND UTILITIES: INTEGRATED -- 8.1%
     44,000   BP plc, ADR .......................    1,030,211        2,163,480
     18,000   Burlington Resources Inc. .........      729,865          615,780
     40,000   CH Energy Group Inc. ..............    1,641,289        1,624,000
     50,000   DQE Inc. ..........................    1,088,981          962,000
     22,000   Energy East Corp. .................      474,584          442,420
     29,000   Eni Spa ...........................      304,221          359,978
     30,000   NSTAR .............................      848,591        1,257,000
     15,000   Progress Energy Inc. ..............        7,800            4,500
      4,000   Public Service Enterprise
               Group Inc. .......................      131,300          170,200
     35,000   RGS Energy Group Inc. .............    1,201,030        1,354,500
      5,000   ScottishPower plc, ADR ............      159,089          118,500
      5,000   UtiliCorp United Inc. .............      130,647          140,050
     35,000   Western Resources Inc. ............      667,595          579,250
                                                  ------------     ------------
                                                     8,415,203        9,791,658
                                                  ------------     ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 3.9%
     50,000   AGL Resources Inc. ................      944,889          998,500
     20,000   Louis Dreyfus Natural
               Gas Corp.+ .......................      767,088          778,000
     30,500   ONEOK, Inc. .......................      473,291          505,080
      3,000   Peoples Energy Corp. ..............      103,187          119,280
     12,000   Piedmont Natural Gas Co. Inc. .....      394,017          373,680
     20,000   SEMCO Energy Inc. .................      289,812          287,000
      5,019   Southern Union Co. ................       91,658          105,048
     75,000   Southwest Gas Corp. ...............    1,260,525        1,590,000
                                                  ------------     ------------
                                                     4,324,467        4,756,588
                                                  ------------     ------------
              ENERGY AND UTILITIES: OIL -- 5.5%
     10,000   Chevron Corp. .....................      312,563          847,500
     38,000   Conoco Inc., Cl. A ................    1,015,736          966,340
     44,000   Exxon Mobil Corp. .................      642,933        1,733,600
     38,000   Texaco Inc. .......................    1,491,425        2,470,000
      8,759   Total Petroleum of North
               America Ltd., ADR ................      299,550          591,671
                                                  ------------     ------------
                                                     3,762,207        6,609,111
                                                  ------------     ------------
              ENERGY AND UTILITIES: SERVICES -- 0.6%
     20,000   Halliburton Co. ...................      450,656          451,000
      6,000   Schlumberger Ltd. .................      352,171          274,200
                                                  ------------     ------------
                                                       802,827          725,200
                                                  ------------     ------------

                                                                       MARKET
  SHARES                                              COST             VALUE
  ------                                              ----             ------
              ENERGY AND UTILITIES: WATER -- 0.4%
     20,000   Philadelphia Suburban Corp. ....... $    382,510     $    525,200
                                                  ------------     ------------
              ENTERTAINMENT -- 0.6%
     30,000   Disney (Walt) Co. .................      804,960          558,600
      5,000   Fox Entertainment Group Inc.,
               Cl. A+ ...........................      122,160           95,500
      2,000   Viacom Inc., Cl. A+ ...............       30,550           69,900
                                                  ------------     ------------
                                                       957,670          724,000
                                                  ------------     ------------
              ENVIRONMENTAL SERVICES -- 0.4%
     20,000   Waste Management Inc. .............      328,511          534,800
                                                  ------------     ------------
              EQUIPMENT AND SUPPLIES -- 1.3%
      3,000   Caterpillar Inc. ..................       35,181          134,400
     24,000   Deere & Co. .......................      382,225          902,640
      2,000   Ingersoll-Rand Co. ................       67,413           67,600
      1,500   Minerals Technologies Inc. ........       37,938           56,610
      2,000   Parker-Hannifin Corp. .............       77,350           68,600
     18,000   Smith (A.O.) Corp. ................      388,300          315,720
                                                  ------------     ------------
                                                       988,407        1,545,570
                                                  ------------     ------------
              FINANCIAL SERVICES -- 15.5%
      5,000   Aegon NV, ADR .....................       89,038          130,500
      1,000   Alleghany Corp.+ ..................      205,825          199,000
      5,000   Allstate Corp. ....................      177,405          186,750
     45,000   American Express Co. ..............    1,589,688        1,307,700
     44,000   Argonaut Group Inc. ...............      918,304          721,160
      5,000   Banco Popular Espanol SA ..........      185,939          173,036
     18,000   Banco Santander
               Central Hispano SA, ADR ..........       64,963          135,720
      2,000   Banco Santiago ....................       29,250           39,700
      9,052   Bank of America Corp. .............      167,810          528,637
     25,000   Bank of New York Co. Inc. .........    1,014,546          875,000
     24,000   Bank One Corp. ....................      843,734          755,280
     18,000   Bankgesellschaft Berlin AG ........      253,620           45,900
      3,000   Banque Nationale de Paris .........      212,719          245,346
      1,000   Block (H&R) Inc. ..................       15,746           38,560
     40,000   Commerzbank AG, ADR ...............      881,786          659,352
     28,000   Deutsche Bank AG, ADR .............    1,594,863        1,526,160
      2,000   Dun and Bradstreet Corp.+ .........       20,476           56,000
      3,500   Fannie Mae ........................      204,581          280,210
      5,000   Fidelity National Corp. ...........       39,770           32,500
     45,000   Heller Financial Inc., Cl. A ......    2,388,158        2,374,650
     20,000   Huntington Bancshares .............      317,000          346,200
     40,000   JP Morgan Chase & Co. .............    1,180,223        1,366,000
      6,000   Leucadia National Corp. ...........      197,938          187,200
     15,000   Mellon Financial Corp. ............      458,654          484,950
      4,000   Merrill Lynch & Co. Inc. ..........      188,853          162,400
      2,000   MONY Group Inc. ...................       47,000           66,240
      4,000   Moody's Corp. .....................       64,841          148,000
      3,000   Municipal Mortgage
               & Equity LLC .....................       60,488           69,300


                See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                                       MARKET
  SHARES                                              COST             VALUE
  ------                                              ----             ------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
      6,000   Northern Trust Corp. .............. $     60,300     $    314,880
     22,000   Phoenix Companies Inc.+ ...........      382,898          317,900
      3,000   Schwab (Charles) Corp. ............        7,093           34,500
      7,000   St. Paul Companies Inc. ...........      200,537          288,540
     29,000   Sterling Bancorp ..................      488,569          833,750
     12,000   SunTrust Banks Inc. ...............      251,737          799,200
     14,000   T. Rowe Price Group Inc. ..........      516,210          410,200
     30,000   Unitrin Inc. ......................    1,147,376        1,146,600
     50,000   Wachovia Corp. ....................    1,593,582        1,550,000
      1,500   Waddell & Reed
               Financial Inc., Cl. A ............       22,275           39,000
                                                  ------------     ------------
                                                    18,083,795       18,876,021
                                                  ------------     ------------
              FOOD AND BEVERAGE -- 3.0%
     22,000   Coca-Cola Amatil Ltd., ADR ........      132,365          118,560
      4,000   Coca-Cola Co. .....................      181,725          187,400
     10,000   Corn Products
               International Inc. ...............      260,071          287,300
     35,000   Diageo plc, ADR ...................    1,338,030        1,452,500
     16,000   Heinz (H.J.) Co. ..................      665,186          674,400
      3,000   Hershey Foods Corp. ...............      132,213          196,110
     25,000   Kellogg Co. .......................      706,290          750,000
                                                  ------------     ------------
                                                     3,415,880        3,666,270
                                                  ------------     ------------
              HEALTH CARE -- 1.5%
      6,000   Aventis SA, ADR ...................      297,945          450,540
      2,000   Bristol-Myers Squibb Co. ..........      122,642          111,120
      3,276   GlaxoSmithKline plc, ADR ..........      181,374          183,849
      4,000   Johnson & Johnson .................       39,339          221,600
     22,000   Pharmacia Corp. ...................      804,129          892,320
        200   Zimmer Holdings Inc.+ .............        6,333            5,550
                                                  ------------     ------------
                                                     1,451,762        1,864,979
                                                  ------------     ------------
              HOTELS AND GAMING -- 0.5%
     25,000   Starwood Hotels & Resorts
               Worldwide Inc. ...................      562,413          550,000
                                                  ------------     ------------
              METALS AND MINING -- 0.3%
     30,000   Freeport-McMoRan Copper &
               Gold Inc., Cl. B+ ................      519,346          329,700
                                                  ------------     ------------
              PAPER AND FOREST PRODUCTS -- 1.1%
     18,000   Pactiv Corp.+ .....................      263,207          260,820
      5,000   Westvaco Corp. ....................      131,065          128,500
     20,000   Willamette Industries Inc. ........      918,715          899,800
                                                  ------------     ------------
                                                     1,312,987        1,289,120
                                                  ------------     ------------
              PUBLISHING -- 1.4%
      6,000   Dow Jones & Co. Inc. ..............      299,381          272,580
      4,000   McGraw-Hill Companies Inc. ........      127,142          232,800

                                                                       MARKET
  SHARES                                              COST             VALUE
  ------                                              ----             ------
     30,000   Reader's Digest
               Association Inc., Cl. B .......... $    799,134     $    532,800
        560   Seat-Pagine Gialle SpA ............        1,555              412
      1,200   Washington Post Co., Cl. B ........      700,030          623,760
                                                  ------------     ------------
                                                     1,927,242        1,662,352
                                                  ------------     ------------
              REAL ESTATE -- 0.0%
      2,500   Griffin Land & Nurseries Inc.+ ....       11,716           31,050
                                                  ------------     ------------
              RETAIL -- 2.2%
     18,000   Albertson's Inc. ..................      397,300          573,840
     25,000   Gucci Group NV, ADR ...............    2,096,214        2,044,500
      2,000   Sears, Roebuck & Co. ..............       51,242           69,280
                                                  ------------     ------------
                                                     2,544,756        2,687,620
                                                  ------------     ------------
              SATELLITE -- 0.1%
     10,000   General Motors Corp., Cl. H+ ......      213,092          133,300
                                                  ------------     ------------
              SPECIALTY CHEMICALS -- 1.7%
     25,000   Albemarle Corp. ...................      567,473          472,500
      1,200   Celenese AG .......................       16,129           18,600
      1,611   Dow Chemical Co. ..................       16,675           52,776
      2,000   du Pont de Nemours
               (E.I.) & Co. .....................       65,500           75,040
     25,000   Ferro Corp. .......................      507,657          579,500
     30,000   Great Lakes Chemical Corp. ........      948,115          663,000
      1,500   IMC Global Inc. ...................       31,075           13,500
     20,000   Omnova Solutions Inc. .............      155,815          125,000
      2,000   Quaker Chemical Corp. .............       35,225           36,300
                                                  ------------     ------------
                                                     2,343,664        2,036,216
                                                  ------------     ------------
              TELECOMMUNICATIONS -- 10.8%
      8,000   ALLTEL Corp. ......................      383,742          463,600
     90,000   AT&T Canada Inc., Cl. B+ ..........    2,707,540        2,610,900
    100,000   AT&T Corp. ........................    1,767,222        1,930,000
     22,000   BCE Inc. ..........................      667,254          485,100
     42,000   BellSouth Corp. ...................    1,733,348        1,745,100
      2,000   British Telecommunications
               plc, ADR .........................      120,916          102,300
     40,000   BroadWing Inc.+ ...................      676,204          643,200
     10,000   Cable & Wireless plc, ADR .........      175,367          129,100
     20,000   Citizens Communications Co.+ ......      222,316          188,000
      5,000   Deutsche Telekom AG, ADR ..........      110,563           77,500
      3,000   France Telecom SA, ADR ............      175,780           95,970
     17,229   Qwest Communications
               International Inc. ...............      376,037          287,724
     30,000   SBC Communications Inc. ...........      871,445        1,413,600
     10,000   Sprint FON Group ..................      224,000          240,100
      1,000   Telecom Italia SpA, ADR ...........       31,080           76,170
      7,282   Telefonica SA, ADR ................       93,598          247,224
     13,500   TELUS Corp. .......................      238,092          161,517
      4,500   TELUS Corp., Non-Voting ...........       79,364           51,133


                See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                                       MARKET
  SHARES                                              COST             VALUE
  ------                                              ----             ------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     24,000   Verizon Communications ............ $    724,262     $  1,298,640
     60,000   WorldCom Inc. - MCI Group .........    1,006,315          913,800
                                                  ------------     ------------
                                                    12,384,445       13,160,678
                                                  ------------     ------------
              WIRELESS COMMUNICATIONS -- 0.9%
     32,180   AT&T Wireless Services Inc.+ ......      515,715          480,769
     25,000   Sprint PCS Group+ .................      565,899          657,250
                                                  ------------     ------------
                                                     1,081,614        1,138,019
                                                  ------------     ------------
              TOTAL COMMON STOCKS ...............   95,041,486      104,695,640
                                                  ------------     ------------

              PREFERRED STOCKS -- 2.2%
              AVIATION: PARTS AND SERVICES -- 0.1%
      2,000   Coltec Capital Trust,
               5.25% Cv. Pfd. ...................       86,000           62,876
      3,000   Coltec Capital Trust,
               5.25% Cv. Pfd. (b) ...............      129,000           92,930
                                                  ------------     ------------
                                                       215,000          155,806
                                                  ------------     ------------
              DIVERSIFIED INDUSTRIAL -- 0.0%
     10,000   WHX Corp.,
               $3.75 Cv. Pfd., Ser. B ...........      109,740           40,500
                                                  ------------     ------------
              ENTERTAINMENT -- 0.0%
      3,000   Metromedia International
               Group Inc.,
               7.25% Cv. Pfd. ...................       62,550           24,750
                                                  ------------     ------------
              EQUIPMENT AND SUPPLIES -- 0.5%
      7,100   Sequa Corp.,
               $5.00 Cv. Pfd. ...................      547,980          560,900
                                                  ------------     ------------
              METALS AND MINING -- 0.1%
      6,000   Freeport-McMoRan Copper
               & Gold Inc.,
               7.00% Cv. Pfd. ...................      116,800           97,800
                                                  ------------     ------------
              PAPER AND FOREST PRODUCTS -- 0.9%
     28,000   Sealed Air Corp.,
               $2.00 Cv. Pfd., Ser. A ...........    1,075,434        1,106,000
                                                  ------------     ------------
              TELECOMMUNICATIONS -- 0.6%
     17,000   Citizens Communications Co.,
               5.00% Cv. Pfd. ...................      816,716          740,180
                                                  ------------     ------------
              TOTAL PREFERRED STOCKS ............    2,944,220        2,725,936
                                                  ------------     ------------


 PRINCIPAL                                                             MARKET
  AMOUNT                                              COST             VALUE
  ------                                              ----             ------
              CORPORATE BONDS -- 3.9%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.5%
 $1,000,000   Standard Motor Products Inc.,
               Sub. Deb. Cv.
               6.75%, 07/15/09 .................. $    809,928     $    677,500
                                                  ------------     ------------
              BUSINESS SERVICES -- 0.1%
    100,000   BBN Corp., Sub. Deb. Cv.
               6.00%, 04/01/12 (a) ..............       97,410           96,750
                                                  ------------     ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
    100,000   Seagate Technology Inc.
               12.50%, 11/15/07 (b) .............       96,558          100,000
                                                  ------------     ------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
    175,000   WHX Corp.
               10.50%, 04/15/05 .................       90,479           84,875
                                                  ------------     ------------
              ENTERTAINMENT -- 0.1%
    150,000   USA Networks Inc.,
               Sub. Deb. Cv.
               7.00%, 07/01/03 ..................      142,797          149,250
                                                  ------------     ------------
              ENVIRONMENTAL SERVICES -- 2.1%
  2,500,000   Waste Management Inc.,
               Sub. Deb. Cv.
               4.00%, 02/01/02 ..................    2,478,690        2,512,500
                                                  ------------     ------------
              HEALTH CARE -- 0.4%
    500,000   IVAX Corp., Sub. Deb. Cv.
               5.50%, 05/15/07 ..................      462,547          522,500
                                                  ------------     ------------
              HOTELS AND GAMING -- 0.3%
    475,000   Hilton Hotels Corp.,
               Sub. Deb. Cv.
               5.00%, 05/15/06 ..................      418,707          386,531
                                                  ------------     ------------
              PUBLISHING -- 0.1%
    100,000   News America Holdings Inc.,
               Sub. Deb. Cv. Zero Coupon,
               03/31/02 .........................       96,289          132,684
                                                  ------------     ------------
              TELECOMMUNICATIONS -- 0.1%
    200,000   Williams Communications
               Group, Inc., Sr. Notes
               10.88%, 10/01/09 .................       82,886           84,000
                                                  ------------     ------------
              TOTAL CORPORATE BONDS .............    4,776,291        4,746,590
                                                  ------------     ------------


                See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
 PRINCIPAL                                                             MARKET
  AMOUNT                                              COST             VALUE
  ------                                              ----             ------
              COMMON STOCKS (CONTINUED)
              U.S. GOVERNMENT OBLIGATIONS -- 6.1%
 $7,395,000   U.S. Treasury Bills,
               1.83% to 3.64%++,
               due 10/04/01 to 12/27/01 ......... $  7,370,138     $  7,371,746
                                                  ------------     ------------
              TOTAL
               INVESTMENTS -- 98.4% ............. $110,132,135      119,539,912
                                                  ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 1.6% .........................    1,959,027
                                                                   ------------
              NET ASSETS -- 100.0% ............................... $121,498,939
                                                                   ============
   ------------------------

              For Federal tax purposes:
              Aggregate cost ..................................... $110,268,325
                                                                   ============
              Gross unrealized appreciation ...................... $ 16,021,053
              Gross unrealized depreciation ......................   (6,749,466)
                                                                   ------------
              Net unrealized appreciation ........................ $  9,271,587
                                                                   ============

     ------------------------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the market value of Rule 144A securities amounted to $192,930 or 0.2% of total net assets.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.


--------------------------------------------------------------------------------
                               SELECTED HOLDINGS
                               SEPTEMBER 30, 2001
                               ------------------

                AT&T Corp.                      Gucci Group NV
                BellSouth Corp.                 Heller Financial Inc.
                CH Energy Group Inc.            Philip Morris Companies Inc.
                Cinergy Corp.                   Ralston Purina Co.
                Gallaher Group plc              Texaco Inc.
--------------------------------------------------------------------------------


                See accompanying notes to financial statements.

                         THE GABELLI EQUITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value
     (Cost $110,132,135) ............................   $119,539,912
   Cash and foreign currency, at value
     (Cost $1,829) ..................................          1,816
   Dividends and interest receivable ................        465,559
   Receivable for investments sold ..................      1,885,794
   Receivable for capital shares sold ...............        596,478
   Other assets .....................................          1,973
                                                        ------------
   TOTAL ASSETS .....................................    122,491,532
                                                        ------------
LIABILITIES:
   Payable for investments purchased ................        720,870
   Payable for capital shares redeemed ..............         33,589
   Payable for investment advisory fees .............        100,223
   Payable for distribution fees ....................         25,056
   Other accrued expenses ...........................        112,855
                                                        ------------
   TOTAL LIABILITIES ................................        992,593
                                                        ------------
   NET ASSETS applicable to 8,752,914
     shares outstanding .............................   $121,498,939
                                                        ============
NET ASSETS CONSIST OF:
   Capital stock, at par value . ....................   $      8,753
   Additional paid-in capital . .....................    110,587,490
   Accumulated net realized gain on investments
     and foreign currency transactions ..............      1,494,932
   Net unrealized appreciation on investments
     and foreign currency transactions ..............      9,407,764
                                                        ------------
   TOTAL NET ASSETS .................................   $121,498,939
                                                        ============
   NET ASSET VALUE, offering and redemption
     price per share ($121,498,939 \ 8,752,914
     shares outstanding; unlimited number of
     shares authorized of $0.001 par value) .........         $13.88
                                                              ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $61,896) ......    $ 2,612,570
   Interest .........................................        737,372
                                                         -----------
   TOTAL INVESTMENT INCOME ..........................      3,349,942
                                                         -----------
EXPENSES:
   Investment advisory fees .........................      1,047,561
   Distribution fees ................................        261,890
   Shareholder services fees ........................        102,874
   Shareholder communications expenses ..............         57,933
   Legal and audit fees .............................         46,810
   Custodian fees ...................................         40,437
   Registration fees ................................         36,862
   Directors' fees ..................................         14,381
   Miscellaneous expenses ...........................         12,243
                                                         -----------
   TOTAL EXPENSES ...................................      1,620,991
                                                         -----------
   NET INVESTMENT INCOME ............................      1,728,951
                                                         -----------
NET REALIZED AND UNREALIZED GAIN/
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain on investments
     and foreign currency transactions ..............      2,017,911
   Net change in unrealized appreciation/
     depreciation on investments and foreign
     currency transactions ..........................     (6,446,766)
                                                         -----------
NET REALIZED AND UNREALIZED GAIN/
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS ............................     (4,428,855)
                                                         -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................    $(2,699,904)
                                                         ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED           YEAR ENDED
                                                                               SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                                               ------------------   ------------------
OPERATIONS:
  Net investment income ....................................................     $  1,728,951          $ 2,464,869
  Net realized gain on investments and foreign currency transactions .......        2,017,911           11,150,052
  Net change in unrealized appreciation/depreciation on investments
    and foreign currency transactions ......................................       (6,446,766)          (6,657,007)
                                                                                 ------------          -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........       (2,699,904)           6,957,914
                                                                                 ------------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ....................................................       (2,372,955)          (1,912,955)
  Net realized gain on investments .........................................      (11,234,505)         (10,705,825)
                                                                                 ------------          -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................      (13,607,460)         (12,618,780)
                                                                                 ------------          -----------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ...............       48,642,169            2,714,138
                                                                                 ------------          -----------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................       32,334,805           (2,946,728)
NET ASSETS:
  Beginning of period ......................................................       89,164,134           92,110,862
                                                                                 ------------          -----------
  End of period (including undistributed net investment income of
    $0 and $581,037, respectively) .........................................     $121,498,939          $89,164,134
                                                                                 ============          ===========

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Equity Income Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At September 30, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of future contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At September 30, 2001, there were no open forward foreign exchange contracts.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

losses  related to  fluctuation in exchange rates between the initial trade date
and  subsequent  sale  trade  date  is  included  in  realized   gain/(loss)  on
investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended September 30, 2001, reclassifications were made to increase accumulated undistributed net investment income for $62,967 and decrease accumulated net realized gain on investments and foreign currency transactions for $62,969 and increase additional paid-in-capital for $2.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended September 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $261,890, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended September 30, 2001, other than short term securities, aggregated $75,082,045 and $39,204,538, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended September 30, 2001, the Fund paid brokerage commissions of $117,473 to Gabelli & Company, Inc. and its affiliates.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended September 30, 2001.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                          SEPTEMBER 30, 2001                SEPTEMBER 30, 2000
                                                      --------------------------        ----------------------------
                                                       SHARES          AMOUNT             SHARES            AMOUNT
                                                      ---------      -----------        ----------       -----------
Shares sold ......................................    3,867,039      $57,914,403         1,517,814       $24,616,947
Shares issued upon reinvestment of dividends .....      885,105       12,622,202           766,485        11,879,558
Shares redeemed ..................................   (1,453,067)     (21,894,436)       (2,071,326)      (33,782,367)
                                                      ---------      -----------         ---------       -----------
Net increase .....................................    3,299,077      $48,642,169           212,973       $ 2,714,138
                                                      =========      ===========         =========       ===========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED SEPTEMBER 30,
                                                  -------------------------------------------------------
                                                    2001       2000       1999       1998       1997
                                                  --------    -------    -------    -------    -------
OPERATING PERFORMANCE:
Net asset value, beginning of period ........     $  16.35    $ 17.58    $ 15.97    $ 17.39    $ 13.81
                                                  --------    -------    -------    -------    -------
   Net investment income ....................         0.25       0.46       0.23       0.22       0.22
   Net realized and unrealized gain (loss)
     on investments .........................        (0.28)      0.81       2.82       0.29       4.28
                                                  --------    -------    -------    -------    -------
   Total from investment operations .........        (0.03)      1.27       3.05       0.51       4.50
                                                  --------    -------    -------    -------    -------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ....................        (0.36)     (0.36)     (0.22)     (0.26)     (0.22)
   Net realized gain on investments .........        (2.08)     (2.14)     (1.22)     (1.67)     (0.70)
                                                  --------    -------    -------    -------    -------
   Total distributions ......................        (2.44)     (2.50)     (1.44)     (1.93)     (0.92)
                                                  --------    -------    -------    -------    -------
   NET ASSET VALUE, END OF PERIOD ...........       $13.88    $ 16.35    $ 17.58     $15.97    $ 17.39
                                                  --------    -------    -------    -------    -------
   Total return+ ............................      (0.43)%      8.41%     19.82%      2.98%     33.98%
                                                  ========    =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .....     $121,499    $89,164    $92,111    $79,669    $73,730
   Ratio of net investment income
     to average net assets ..................        1.65%      2.85%      1.32%      1.27%      1.42%
   Ratio of operating expenses
     to average net assets (a) ..............        1.55%      1.66%      1.60%      1.64%      1.78%
   Portfolio turnover rate ..................          41%        33%        39%        35%        43%

---------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the fiscal year ended September 30, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.61%.

                See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Gabelli Equity Income Fund

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of The Gabelli Equity Income Fund (the "Fund") a series of Gabelli Equity Series Funds, Inc. as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP

New York, New York
November 2, 2001

--------------------------------------------------------------------------------
                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended September 30, 2001, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.418 per share and long term capital gains totaling $2.018 per share. For the fiscal year ended September 30, 2001, 91.93% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

   U.S. GOVERNMENT INCOME:

   The percentage of the ordinary income dividend paid by the Fund during fiscal year 2001 which was derived from U.S. Treasury securities was 8.20%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the
   Fund's  fiscal year in U.S.  Government  securities.  The  Gabelli  Equity
   Income Fund did not meet this strict requirement in 2001. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The Fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation.    (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation.   (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SM] FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime
quality, domestic money market instruments.    (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current
   income and capital appreciation.    (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL  RISKS.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA
--------------------------------------------------------------------------------
 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. DISTRIBUTED BY GABELLI &
                                 COMPANY, INC.

                             VISIT OUR WEBSITE AT:

                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI

        1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                 BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                PACE UNIVERSITY

Vincent D. Enright              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN
GABELLI & COMPANY, INC.         HALLMARK ELECTRICAL
                                SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                     OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB444Q301SR


                                            [PHOTO OF MARIO J. GABELLI OMITTED.]

THE
GABELLI
EQUITY
INCOME
FUND




                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2001